SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 20, 2002
Date of Report
(Date of earliest event reported)

MERIX CORPORATION
(Exact Name of Registrant as Specified in Charter)

Oregon (State or Other Jurisdiction of Incorporation)	0-23818 (Commission File No.)	93-1135197 (IRS Employer Identification No.)

1521 Poplar Lane, Forest Grove, Oregon 97116
(Address of principal executive offices, including Zip Code)

503-359-9300
(Registrant’s telephone number, including area code)

Item 7.    Financial Statements and Exhibits

(c)  Exhibits

99.1	Merix Corporation Certification of Mark R. Hollinger, Chief Executive Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.2	Merix Corporation Certification of Janie S. Brown, Chief Financial Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Item 9.    Regulation FD Disclosure

On August 20, 2002, Merix Corporation filed with the Securities and Exchange Commission its annual report on Form 10-K for the fiscal year ended May 25, 2002. The Form 10-K filing was accompanied by certificates, which were filed with the SEC as correspondence, from Mark R. Hollinger, the Chief Executive Officer of Merix, and Janie S. Brown, the Chief Financial Officer of Merix, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. These certificates are attached as Exhibits 99.1 and 99.2 to this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ JANIE S. BROWN
Janie S. Brown Sr. Vice President, Chief Financial Officer, Treasurer and Secretary
Dated: August 20, 2002

EXHIBIT INDEX

Exhibit Number	Description

99.1	Merix Corporation Certification of Mark R. Hollinger, Chief Executive Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.2	Merix Corporation Certification of Janie S. Brown, Chief Financial Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002